PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2020
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

	December 31,	December 31,
	2020	2019

Office Equipment and Fixtures	$90,094	$71,258
Software	18,374	17,242
Auto	47,004	44,110
Total Assets	155,472	132,610
Less accumulated depreciation	(89,769)	(62,456)
Net Assets	$65,703	$70,154